Net Income per Share (Tables)	12 Months Ended
Dec. 31, 2012
Earnings Attributable to Common Shareholders and Weighted Average Common Shares Outstanding
Earnings available to common shareholders and weighted average common shares outstanding used to compute earnings per share were:

	For the Year
	2012	2011	2010
	(In thousands)
Earnings available to common shareholders:
Consolidated net income	$17,876	$9,241	$5,834
Less: Net income attributable to noncontrolling interest	(4,934)	(2,087)	(709)
Net income attributable to Forestar Group Inc.	$12,942	$7,154	$5,125
Weighted average common shares outstanding — basic	35,214	35,413	35,893
Dilutive effect of stock options, restricted stock and equity-settled awards	268	368	484
Weighted average common shares outstanding — diluted	35,482	35,781	36,377
Anti-dilutive awards excluded from diluted weighted average shares outstanding	2,713	2,008	1,574